PLAN OF SHARE EXCHANGE

     THIS PLAN OF SHARE EXCHANGE (hereinafter referred to as this "Agreement" or the "Plan of Exchange") is entered into as of this _____ day of November, 2000, by and between FUSION NETWORKS HOLDINGS, INC., a Delaware corporation (hereinafter referred to as "Fusion") and VISUALCOM, INC., a Florida corporation (hereinafter referred to as "Visualcom"), upon the following premises:

                                    Premises

     WHEREAS, Fusion is a publicly held corporation organized under the laws of the State of Delaware;

     WHEREAS, Visualcom is a privately held corporation organized under the laws of the State of Florida and engaged in systems integration services; and

     WHEREAS, management of the constituent corporations entered into discussions pursuant to which Fusion has agreed in principal to acquire 100% of the issued and outstanding stock of Visualcom in exchange for the issuance of certain shares and warrants of Fusion (the "Exchange") and Visualcom has agreed to use its best efforts to cause its common shareholders (the "Visualcom Common Shareholders") and preferred shareholders (the "Visualcom Preferred Shareholders") to approve this Plan of Exchange and the Exchange.

                                    Agreement

     NOW THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived herefrom, it is hereby agreed as follows:

                                    ARTICLE I

             REPRESENTATIONS, COVENANTS, AND WARRANTIES OF VISUALCOM

     As an inducement to, and to obtain the reliance of Fusion, except as set forth on the Visualcom Schedules (as hereinafter defined), Visualcom represents and warrants as follows:

     Section 1.01 Organization. Visualcom is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the states or countries in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification, except where failure to be so qualified would not have a material adverse effect on its business. Included in the Visualcom Schedules are complete and correct copies of the articles of incorporation, and bylaws of Visualcom as in effect on the date hereof. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of Visualcom's articles of incorporation or bylaws. Visualcom has taken all actions required by law, its articles of incorporation, or otherwise to authorize the execution and delivery of this Agreement. Visualcom has full power, authority, and legal right and has taken all action required by law, its articles of incorporation, and otherwise to consummate the transactions herein contemplated.

     Section 1.02 Capitalization. The authorized capitalization of Visualcom consists of (a) 30,000,000 shares of common stock, $0.01 par value, of which 3,348,952 shares are currently issued and outstanding and (b) 15,000,000 shares of preferred stock, $0.01 par value, of which 6,111,552 shares (the "Preferred Shares") are currently issued and outstanding, the terms of which are set forth in Schedule 1.02(b) of the Visualcom Schedules. All issued and outstanding shares are legally issued, fully paid, and non-assessable and not issued in violation of the preemptive or other rights of any person.

     Section 1.03 Subsidiaries and Predecessor Corporations. Visualcom does not have any predecessor corporation(s) or subsidiaries, and does not own, beneficially or of record, any shares of any other corporation, except as disclosed in Schedule 1.03. For purposes hereinafter, the term "Visualcom" also includes those subsidiaries, if any, set forth on Schedule 1.03.

     Section 1.04 Financial Statements.

     (a) Included in the Visualcom Schedules are (i) the unaudited balance sheets and the related statements of operations of Visualcom as of and for the six months ended June 30, 2000, and (ii) the unaudited balance sheet of Visualcom as of December 31, 1999, and the related unaudited statements of operations, stockholders' equity and cash flows for the fiscal year ended December 31, 1999.

     (b) All such financial statements have been prepared in accordance with generally accepted accounting principles. The Visualcom balance sheets present a true and fair view as of the dates of such balance sheets of the financial condition of Visualcom. Visualcom did not have, as of the dates of such balance sheets, except as and to the extent reflected or reserved against therein, any liabilities or obligations (absolute or contingent) which should be reflected in the balance sheets or the notes thereto, prepared in accordance with generally accepted accounting principles, and all assets reflected therein are properly reported and present fairly the value of the assets of Visualcom in accordance with generally accepted accounting principles.

     (c) Visualcom has no liabilities with respect to the payment of any federal, state, county, local or other taxes (including any deficiencies, interest or penalties), except for taxes accrued but not yet due and payable.

     (d) Visualcom has filed all state, federal or local income and/or franchise tax returns required to be filed by it from inception to the date hereof. Each of such income tax returns reflects the taxes due for the period covered thereby, except for amounts which, in the aggregate, are immaterial.

     (e) The books and records, financial and otherwise, of Visualcom are in all material respects complete and correct and have been maintained in accordance with good business and accounting practices.

     (f) All of Visualcom's assets are reflected on its financial statements, and, except as set forth in the Visualcom Schedules or the financial statements of Visualcom or the notes thereto, Visualcom has no material liabilities, direct or indirect, matured or unmatured, contingent or otherwise.

     Section 1.05 Information. The information concerning Visualcom set forth in this Agreement and in the Visualcom Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading. In addition, Visualcom has fully disclosed in writing to Fusion (through this Agreement or the Visualcom Schedules) all information relating to matters involving Visualcom or its assets or its present or past operations or activities which (i) indicated or may indicate, in the aggregate, the existence of a greater than $5,000 liability or diminution in value, (ii) have led or may lead to a competitive disadvantage on the part of Visualcom or (iii) either alone or in aggregation with other information covered by this Section, otherwise have led or may lead to a material adverse effect on the transactions contemplated herein or on Visualcom, its assets, or its operations or activities as presently conducted or as contemplated to be conducted after the Closing Date, including, but not limited to, information relating to governmental, employee, environmental, litigation and securities matters and transactions with affiliates.

     Section 1.06 Options or Warrants. Except as set forth in Schedule 1.06, there are no existing options, warrants, calls, or commitments of any character relating to the authorized and unissued Visualcom common stock, except options, warrants, calls or commitments, if any, to which Visualcom is not a party and by which it is not bound.

     Section 1.07 Absence of Certain Changes or Events. Except as set forth in this Agreement or the Visualcom Schedules, since June 30, 2000:

     (a) there has not been (i) any material adverse change in the business, operations, properties, assets, or condition of Visualcom or (ii) any damage, destruction, or loss to Visualcom (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets, or condition of Visualcom;

     (b) Visualcom has not (i) amended its articles of  incorporation or bylaws;
     (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are outside of the ordinary course of business or material considering the business of Visualcom; (iv) made any material change in its method of management, operation or accounting; (v) entered into any other material transaction other than sales in the ordinary course of its business; (vi) made any accrual or arrangement for payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (vii) increased the rate of compensation payable or to become payable by it to any of its officers or directors or any of its salaried employees whose monthly compensation exceeds $1,000; or (viii) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, or employees;

     (c) Visualcom has not (i) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except as disclosed herein and except liabilities incurred in the ordinary course of business; (ii) paid or agreed to pay any material obligations or liability (absolute or contingent) other than current liabilities reflected in or shown on the most recent Visualcom balance sheet, and current liabilities incurred since that date in the ordinary course of business and professional and other fees and expenses in connection with the preparation of this Agreement and the consummation of the transactions contemplated hereby; (iii) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights (except assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than $1,000), or canceled, or agreed to cancel, any debts or claims (except debts or claims which in the aggregate are of a value of less than $1,000); (iv) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of Visualcom; or (v) issued, delivered, or agreed to issue or deliver any stock, bonds or other corporate securities including debentures (whether authorized and unissued or held as treasury stock); and

     (d) to the best knowledge of Visualcom, Visualcom has not become subject to any law or regulation which materially and adversely affects, or in the future may adversely affect the business, operations, properties, assets, or condition of Visualcom.

     Section 1.08 Title and Related Matters. Visualcom has good and marketable title to all of its properties, inventory, interests in properties, and assets, real and personal, which are reflected in the most recent Visualcom balance sheet or acquired after that date (except properties, inventory, interests in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business) free and clear of all liens, pledges, charges, or encumbrances except (a) statutory liens or claims not yet delinquent; (b) such imperfections of title and easements as do not and will not materially detract from or interfere with the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties; and (c) as described in the Visualcom Schedules. Except as set forth in the Visualcom Schedules, Visualcom owns, free and clear of any liens, claims, encumbrances, royalty interests, or other restrictions or limitations of any nature whatsoever, any and all products it is currently manufacturing, including the underlying technology and data, and all procedures, techniques, marketing plans, business plans, methods of management, or other information utilized in connection with Visualcom's business. Except as set forth in the Visualcom Schedules, no third party has any right to, and Visualcom has not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, propriety techniques, trademarks, service marks, trade names, or copyrights which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse effect on the business, operations, financial condition, income, or business prospects of Visualcom or any material portion of its properties, assets, or rights.

     Section 1.09 Litigation and Proceedings. Except as set forth in the Visualcom Schedules, there are no actions, suits, proceedings, or investigations pending or, to the knowledge of Visualcom after reasonable investigation, threatened by or against Visualcom or affecting Visualcom or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. Visualcom does not have any knowledge of any material default on its part with respect to any judgment, order, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

     Section 1.10  Contracts.  Except as included or described in the  Visualcom
Schedules:

     (a) There are no "material" contracts, agreements, franchises, license agreements, debt instruments or other commitments to which Visualcom is a party or by which it or any of its assets, products, technology, or properties are bound other than those incurred in the ordinary course of business (as used in this Agreement, a "material" contract, agreement, franchise, license agreement, debt instrument or commitment is one which
     (i) will remain in effect for more than six (6) months after the date of this Agreement or (ii) involves aggregate obligations of at least fifty thousand dollars ($50,000));

     (b) All contracts, agreements, franchises, license agreements, and other commitments to which Visualcom is a party or by which its properties are bound and which are material to the operations of Visualcom taken as a whole are valid and enforceable by Visualcom in all respects, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally;

     (c) Visualcom is not a party to or bound by, and the properties of Visualcom are not subject to any contract, agreement, other commitment or instrument; any charter or other corporate restriction; or any judgment, order, writ, injunction, decree, or award which materially and adversely affects, the business operations, properties, assets, or condition of Visualcom; and

     (d) Visualcom is not a party to any oral or written (i) contract for the employment of any officer or employee which is not terminable on 30 days, or less notice; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, (iii) agreement, contract, or indenture relating to the borrowing of money, (iv) guaranty of any obligation, other than one on which Visualcom is a primary obligor, for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations which, in the aggregate do not exceed more than one year or providing for payments in excess of $25,000 in the aggregate; (vi) collective bargaining agreement; or (vii) agreement with any present or former officer or director of Visualcom.

     Section 1.11 Material Contract Defaults. Except as included or described in the Visualcom Schedules, Visualcom is not in default in any material respect under the terms of any outstanding contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets or condition of Visualcom and there is no event of default in any material respect under any such contract, agreement, lease, or other commitment in respect of which Visualcom has not taken adequate steps to prevent such a default from occurring.

     Section 1.12 No Conflict With Other Instruments. Except as included or described in the Visualcom Schedules, the execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, constitute an event of default under, or terminate, accelerate or modify the terms of any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which Visualcom is a party or to which any of its properties or operations are subject.

     Section 1.13 Governmental Authorizations. Except as set forth in the Visualcom Schedules, Visualcom has all licenses, franchises, permits, and other governmental authorizations that are legally required to enable it to conduct its business in all material respects as conducted on the date hereof. Except for compliance with federal and state securities and corporation laws, as hereinafter provided, no authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by Visualcom of this Agreement and the consummation by Visualcom of the transactions contemplated hereby.

     Section 1.14 Compliance With Laws and Regulations. Except as set forth in the Visualcom Schedules, to the best of its knowledge Visualcom has complied with all applicable statutes and regulations of any federal, state, or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of Visualcom or except to the extent that noncompliance would not result in the occurrence of any material liability for Visualcom.

     Section 1.15 Insurance. Except as included or described in the Visualcom Schedules, all of the properties of Visualcom are fully insured for their full replacement cost.

     Section 1.16 Approval of Agreement. The board of directors of Visualcom has authorized the execution and delivery of this Agreement by Visualcom and has approved this Agreement and the transactions contemplated hereby, and will recommend to the Visualcom Common Shareholders and the Visualcom Preferred Shareholders that the Exchange be accepted by them.

     Section 1.17 Material Transactions or Affiliations. Set forth in the Visualcom Schedules is a description of every contract, agreement, or arrangement between Visualcom and any predecessor and any person who was at the time of such contract, agreement, or arrangement an officer, director, or person owning of record, or known by Visualcom to own beneficially, 5% or more of the issued and outstanding common stock of Visualcom and which is to be performed in whole or in part after the date hereof or which was entered into not more than three years prior to the date hereof. Except as disclosed in the Visualcom Schedules or otherwise disclosed herein, no officer, director, or 5% shareholder of Visualcom has, or has had since inception of Visualcom, any known interest, direct or indirect, in any transaction with Visualcom which was material to the business of Visualcom. There are no commitments by Visualcom, whether written or oral, to lend any funds, or to borrow any money from, or enter into any other transaction with, any such affiliated person.

     Section 1.18 Labor Relations. Except as included or described in the Visualcom Schedules, Visualcom has not had work stoppage resulting from labor problems. To the knowledge of Visualcom, no union or other collective bargaining organization is organizing or attempting to organize any employee of Visualcom.

     Section 1.19 Visualcom Schedules. Visualcom has delivered to Fusion the following schedules, which are collectively referred to as the "Visualcom Schedules" and which consist of separate schedules dated as of the date of execution of this Agreement, all certified by the chief executive officer of Visualcom as complete, true, and correct as of the date of this Agreement in all material respects:

          (a) a schedule containing complete and correct copies of the articles of incorporation, and bylaws of Visualcom in effect as of the date of this Agreement;

          (b) a schedule containing the financial statements of Visualcom identified in paragraph 1.04(a);

          (c) a Schedule 1.19(c) containing a list indicating the name and address of each Visualcom Common Shareholder and each Visualcom Preferred Shareholder together with the number of shares owned by him, her or it;

          (d) a schedule containing a description of all real property owned by Visualcom, together with a description of every mortgage, deed of trust, pledge, lien, agreement, encumbrance, claim, or equity interest of any nature whatsoever in such real property;

          (e) copies of all licenses, permits, and other governmental authorizations (or requests or applications therefor) pursuant to which Visualcom carries on or proposes to carry on its business (except those which, in the aggregate, are immaterial to the present or proposed business of Visualcom);

          (f) a schedule listing the accounts receivable and notes and other obligations receivable of Visualcom as of June 30, 2000, or thereafter other than in the ordinary course of business of Visualcom, indicating the debtor and amount, and classifying the accounts to show in reasonable detail the length of time, if any, overdue, and stating the nature and amount of any refunds, set offs, reimbursements, discounts, or other adjustments, which are in the aggregate material and due to or claimed by such debtor;

          (g) a schedule listing the accounts payable and notes and other obligations payable of Visualcom as of June 30, 2000, or that arose thereafter other than in the ordinary course of the business of Visualcom, indicating the creditor and amount, classifying the accounts to show in reasonable detail the length of time, if any, overdue, and stating the nature and amount of any refunds, set offs, reimbursements, discounts, or other adjustments, which in the aggregate are material and due to or claimed by Visualcom respecting such obligations;

          (h) a schedule setting forth a description of any material adverse change in the business, operations, property, inventory, assets, or condition of Visualcom since June 30, 2000, required to be provided pursuant to section 1.07 hereof; and

          (i) a schedule setting forth any other information, together with any required copies of documents, required to be disclosed in the Visualcom Schedules by Sections 1.01 through 1.18.

     Visualcom shall cause the Visualcom Schedules and the instruments and data delivered to Fusion hereunder to be promptly updated after the date hereof up to and including the Closing Date.

     It is understood and agreed that not all of the schedules referred to above have been completed or are available to be furnished by Visualcom. Visualcom shall have until November 10, 2000 to provide such schedules. If Visualcom cannot or fails to do so, or if Fusion acting reasonably finds any such schedules or updates provided after the date hereof to be unacceptable according to the criteria set forth below, Fusion may terminate this Agreement by giving written notice to Visualcom within five (5) days after the schedules or updates were due to be produced or were provided. For purposes of the foregoing, Fusion may consider a disclosure in the Visualcom Schedules to be "unacceptable" only if that item would have a material adverse impact on the financial statements listed in Section 1.04(a), taken as a whole.

     Section 1.20 Bank Accounts; Power of Attorney. Set forth in Schedule 1.20 is a true and complete list of (a) all accounts with banks, money market mutual funds or securities or other financial institutions maintained by Visualcom within the past twelve (12) months, the account numbers thereof, and all persons authorized to sign or act on behalf of Visualcom, (b) all safe deposit boxes and other similar custodial arrangements maintained by Visualcom within the past twelve (12) months, and (c) the names of all persons holding powers of attorney from Visualcom or who are otherwise authorized to act on behalf of Visualcom with respect to any matter, other than its officers and directors, and a summary of the terms of such powers or authorizations.

     Section 1.21 Valid Obligation. This Agreement and all agreements and other documents executed by Visualcom in connection herewith constitute the valid and binding obligation of Visualcom, enforceable in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

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

                                   ARTICLE II

              REPRESENTATIONS, COVENANTS, AND WARRANTIES OF FUSION

     As an inducement to, and to obtain the reliance of Visualcom and the Visualcom Common Shareholders and Visualcom Preferred Shareholders, except as set forth in the Fusion Schedules (as hereinafter defined), Fusion represents and warrants as follows:

     Section 2.01 Organization. Fusion is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets, to carry on its business in all material respects as it is now being conducted, and except where failure to be so qualified would not have a material adverse effect on its business, there is no jurisdiction in which it is not qualified in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of Fusion's certificate of incorporation or bylaws. Fusion has taken all action required by law, its certificate of incorporation, its bylaws, or otherwise to authorize the execution and delivery of this Agreement, and Fusion has full power, authority, and legal right and has taken all action required by law, its certificate of incorporation, bylaws, or otherwise to consummate the transactions herein contemplated.

     Section 2.02 Securities Filings; Financial Statements.

     (a) Fusion filed a Registration Statement on Form S-4 which became effective on February 15, 1999 (the "SEC Effective Date"). Since the SEC Effective Date, Fusion has filed on a timely basis all reports (the "SEC Reoprts") required to be filed with the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange of 1934 (the "Exchange Act"). The SEC Reports (i) were prepared in accordance with the requirements of the Exchange Act or the Securities Act of 1933 (the "Securities Act"), as appropriate, and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (b) All financial statements included in the SEC Reports have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied throughout the periods involved. The Fusion balance sheets present fairly as of their respective dates the financial condition of Fusion. As of the date of such balance sheets, except as and to the extent reflected or reserved against therein, Fusion had no liabilities or obligations (absolute or contingent) which should be reflected in the balance sheets or the notes thereto prepared in accordance with GAAP, and all assets reflected therein are properly reported and present fairly the value of the assets of Fusion, in accordance with generally accepted accounting principles. The statements of operations, stockholders' equity and cash flows reflect fairly the information required to be set forth therein by GAAP.

     (c) Fusion has no liabilities with respect to the payment of any federal, state, county, local or other taxes (including any deficiencies, interest or penalties), except for taxes accrued but not yet due and payable.

     (d) Fusion has timely filed all state, federal or local income and/or franchise tax returns required to be filed by it from inception to the date hereof. Each of such income tax returns reflects the taxes due for the period covered thereby, except for amounts which, in the aggregate, are immaterial.

     (e) The books and records,  financial and  otherwise,  of Fusion are in all
     material   aspects  complete  and  correct  and  have  been  maintained  in accordance with good business and accounting practices.

     (f) All of Fusion's assets are reflected on its financial statements, and, except as set forth in the Fusion Schedules or the financial statements of Fusion or the notes thereto, Fusion has no material liabilities, direct or indirect, matured or unmatured, contingent or otherwise.

     Section 2.03 Information. The information concerning Fusion set forth in this Agreement and the Fusion Schedules is complete and accurate in all material respects and does not contain any untrue statements of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

     Section 2.04 Absence of Certain Changes or Events. Except as set forth herein or in the Fusion Schedules or permitted in writing by Visualcom, since the date of the most recent Fusion balance sheet:

     (a) there has not been (i) any material adverse change in the business, operations, properties, assets or condition of Fusion or (ii) any damage, destruction or loss to Fusion (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets or condition of Fusion;

     (b) Fusion has not (i) amended its certificate of  incorporation or bylaws;
     (ii)  declared  or made,  or  agreed  to  declare  or make any  payment  of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are outside of the ordinary course of business or material considering the business of Fusion; (iv) made any material change in its method of management, operation, or accounting; (v) entered into any transactions or agreements other than in the ordinary course of business;
     (vi) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (vii) increased the rate of compensation payable or to become payable by it to any of its officers or directors or any of its salaried employees whose monthly compensation exceed $1,000; or
     (viii) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement, made to, for or with its officers, directors, or employees; and

     (c) to the best knowledge of Fusion, it has not become subject to any law or regulation which materially and adversely affects, or in the future, may adversely affect, the business, operations, properties, assets or condition of Fusion.

     Section 2.05 Material Contract Defaults. Fusion is not in default in any material respect under the terms of any outstanding contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets or condition of Fusion and there is no event of default in any material respect under any such contract, agreement, lease, or other commitment in respect of which Fusion has not taken adequate steps to prevent such a default from occuring.

     Section  2.06 No Conflict  With Other  Instruments.  The  execution of this
Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, constitute a default under, or terminate, accelerate or modify the terms of, any indenture, mortgage, deed of trust, or other material agreement or instrument to which Fusion is a party or to which any of its assets or operations are subject.

     Section 2.07 Governmental Authorizations. Fusion has all licenses, franchises, permits, and other governmental authorizations, that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof. Except for compliance with federal and state securities or corporation laws, as hereinafter provided, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by Fusion of this Agreement and the consummation by Fusion of the transactions contemplated hereby.

     Section 2.08 Compliance With Laws and Regulations. To the best of its knowledge, Fusion has complied with all applicable statutes and regulations of any federal, state, or other applicable governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of Fusion or except to the extent that noncompliance would not result in the occurrence of any material liability. This compliance includes, but is not limited to, the filing of all reports to date with federal and state securities authorities.

     Section 2.09 Approval of Agreement. The board of directors of Fusion has authorized the execution and delivery of this Agreement by Fusion. No approval of the shareholders of Fusion is required to carry out the transactions contemplated by this Agreement.

     Section 2.10 Continuity of Business Enterprises. Fusion has no commitment or present intention to liquidate Visualcom or sell or otherwise dispose of a material portion of Visualcom's business or assets following the consummation of the transactions contemplated hereby.

     Section 2.11 Fusion Schedules. Fusion has delivered to Visualcom the following schedules, which are collectively referred to as the "Fusion Schedules" and which consist of separate schedules, which are dated the date of this Agreement, all certified by the chief executive officer of Fusion to be complete, true, and accurate in all material respects as of the date of this
Agreement:

          (a) a schedule setting forth a description of any material adverse change in the business, operations, property, inventory, assets, or condition of Fusion since June 30, 2000, required to be provided pursuant to section 2.04 hereof; and

          (b) a schedule setting forth any other information, together with any required copies of documents, required to be disclosed in the Fusion Schedules by Sections 2.01 through 2.10.

     Fusion shall cause the Fusion Schedules and the instruments and data delivered to Visualcom hereunder to be promptly updated after the date hereof up to and including the Closing Date.

     It is understood and agreed that not all of the schedules referred to above have been completed or are available to be furnished by Fusion. Fusion shall have until November 10, 2000 to provide such schedules. If Fusion cannot or fails to do so, or if Visualcom acting reasonably finds any such schedules or updates provided after the date hereof to be unacceptable according to the criteria set forth below, Visualcom may terminate this Agreement by giving written notice to Fusion within five (5) days after the schedules or updates were due to be produced or were provided. For purposes of the foregoing, Visualcom may consider a disclosure in the Fusion Schedules to be "unacceptable" only if that item would have a material adverse impact on the financial statements listed in Section 2.02(b), taken as a whole.

     Section 2.12 Valid Obligation. This Agreement and all agreements and other documents executed by Fusion in connection herewith constitute the valid and binding obligation of Fusion, enforceable in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

                                   ARTICLE III

                                PLAN OF EXCHANGE

     Section 3.01 The Exchange. On the terms and subject to the conditions set forth in this Plan of Exchange, on the Closing Date (as defined in Section 3.02), Fusion shall acquire, and the shareholders of Visualcom shall sell, assign and transfer, all of the outstanding shares of each class of stock of Visualcom and Visualcom will become a wholly-owned subsidiary of Fusion.

     Section 3.02 Closing. The closing ("Closing") of the transactions contemplated by this Plan of Exchange shall be on a date and at such time as the parties may agree ("Closing Date") but not later than November 10, 2000, subject to the right of Fusion or Visualcom to extend such Closing Date by up to an additional sixty (60) days. Such Closing shall take place at a mutually agreeable time and place.

     Section 3.03 Closing Events. At the Closing, (a) each of the Visualcom Common Shareholders and Visualcom Preferred Shareholders shall assign, transfer and deliver to Fusion, free and clear of all liens, pledges, encumbrances, charges, restrictions or known claims of any kind, nature or description, certificates evidencing all of the shares of common stock and preferred stock of Visualcom held by said shareholders; (b) Visualcom shall execute, acknowledge, and deliver (or shall ensure to be executed, acknowledged, and delivered) any and all certificates, opinions, financial statements, schedules, agreements, resolutions, rulings or other instruments required by this Agreement to be so delivered at or prior to the Closing, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby; and (c) Fusion shall (i) file Articles of Share Exchange with the Florida Department of State, and (ii) deliver to each of the Visualcom Common Shareholders and Visualcom Preferred Shareholders, and the Escrow Agent, as appropriate, the number of shares of common stock and warrants set forth in Section 3.04 below.

     Section 3.04 Exchange Ratio. At the Closing Date, Fusion shall cause to be issued and delivered, in exchange for 100% of the Visualcom Common Stock and Visualcom Preferred Stock, an aggregate of 2,000,000 shares of common stock of Fusion (the "Exchange Shares"), of which 1,000,000 shares shall constitute "Escrow Shares", and 2,500,000 five year warrants (the "Exchange Warrants") to purchase common stock of Fusion at a price equal to 110% of the average closing price of Fusion's common stock over the seven trading day period ending on the last trading day prior to the Closing Date, which shall be substantially in the form attached hereto as Exhibit A, of which 1,000,000 warrants shall constitute "Escrow Warrants". Subject to the right of Visualcom to provide revised instructions in the event that the closing price of Fusion's common stock exceeds $2.25 on the last trading day prior to the Closing Date:

          (a) the Exchange Shares shall be issuable and delivered, in whole, to the Visualcom Preferred Shareholders (other than Dissenting Shareholders), subject to delivery of the Escrow Shares to the Escrow Agent pursuant to the provisions of the Escrow Agreement, and shall be allocated as set forth in Schedule 3.04 attached hereto; and

          (b) 1,750,000 of the Exchange Warrants shall be issuable and delivered to the Visualcom Preferred Shareholders (other than Dissenting Shareholders) and 750,000 of the Exchange Warrants shall be issuable and delivered to the Visualcom Common Shareholders (other than Dissenting Shareholders), subject to delivery to the Escrow Agent of 250,000 of the Escrow Warrants allocable to the Visualcom Preferred Shareholders and all of the Escrow Warrants allocable to the Visualcom Common Shareholders, and shall be allocated as set forth in Schedule 3.04 attached hereto.

     Section 3.05 Dissenting Shareholders. Any Visualcom Preferred Shareholder or Visualcom Common Shareholder who dissents from the Plan of Exchange (a "Dissenting Shareholder") in the manner provided in Section 607.1320 of the Florida Statutes, in lieu of receipt of Exchange Shares and Exchange Warrants as set forth in Section 3.04 above, shall be entitled to the payment permitted by Florida law; provided, however, that any dissenting shareholder who fails to comply fully with the requirements of Florida law, or otherwise fails to establish the right of such shareholder to be paid the value of such shareholders' shares under Florida law shall, upon such determination be issued and delivered that shareholder's allocable portion of the Exchange Shares and Exchange Warrants as determined pursuant to Section 3.04 above.

     Section 3.06 Anti-Dilution. The number of shares of Fusion common stock issuable upon exchange pursuant to Section 3.04 shall be appropriately adjusted to take into account any other stock split, stock dividend, reverse stock split, recapitalization, or similar change in the Fusion common stock which may occur between the date of the execution of this Agreement and the Closing Date.

     Section 3.07 Termination.

          (a) This Agreement may be terminated by the board of directors of either Fusion or Visualcom at any time prior to the Closing Date if:

               (i) there shall be any actual or threatened action or proceeding before any court or any governmental body which shall seek to restrain, prohibit, or invalidate the transactions contemplated by this Agreement and which, in the judgement of such board of directors, made in good faith and based upon the advice of its legal counsel, makes it inadvisable to proceed with the Exchange; or

               (ii) any of the transactions contemplated hereby are disapproved by any regulatory authority whose approval is required to consummate such transactions (which does not include the SEC) or in the judgement of such board of directors, made in good faith and based on the advice of counsel, there is substantial likelihood that any such approval will not be obtained or will be obtained only on a condition or conditions which would be unduly burdensome, making it inadvisable to proceed with the Exchange.

     In the event of termination pursuant to this paragraph (a) of Section 3.07, no obligation, right or liability shall arise hereunder, and each party shall bear all of the expenses incurred by it in connection with the negotiation, drafting, and execution of this Agreement and the transactions herein contemplated.

          (b) This Agreement may be terminated by the board of directors of Fusion at any time prior to the Closing Date if:

          (i) there shall have been any change after the date of the latest balance sheet of Visualcom in the assets, properties, business, or financial condition of Visualcom, which could have a materially adverse effect on the financial statements of Visualcom listed in Section 1.04(a) taken as a whole, except any changes disclosed in the Visualcom Schedules;

          (ii) the board of directors of Fusion determines in good faith that one or more of Fusion's conditions to Closing has not occurred, through no fault of Fusion. (iii) Fusion takes the termination action specified in
     Section 1.19 as a result of Visualcom Schedules or updates thereto which Fusion finds unacceptable;

          (iv) on or before November 10, 2000, Fusion notifies Visualcom that Fusion's investigation pursuant to Section 4.01 below has uncovered information which it finds unacceptable by the same criteria set forth in
     Section 1.19; or

          (v) Visualcom shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of Visualcom contained herein shall be inaccurate in any material respect, where such noncompliance or inaccuracy has not been cured within ten (10) days after written notice thereof.

If this Agreement is terminated pursuant to this paragraph (b) of Section 3.07, this Agreement shall be of no further force or effect, and no obligation, right or liability shall arise hereunder, except that Visualcom shall bear its own costs as well as the reasonable costs of Fusion in connection with the negotiation, preparation, and execution of this Agreement and qualifying the offer and sale of securities to be issued in the Exchange under the registration requirements, or exemption from the registration requirements, of state and federal securities laws.

     (c) This Agreement may be terminated by the board of directors of Visualcom at any time prior to the Closing Date if:

          (i) there shall have been any change after the date of the latest balance sheet of Fusion in the assets, properties, business or financial condition of Fusion, which could have a material adverse effect on the financial statements of Fusion listed in Section 2.02(b) taken as a whole, except any changes disclosed in the Fusion Schedules;

          (ii) the board of directors of Visualcom determines in good faith that one or more of Visualcom's conditions to Closing has not occurred, through no fault of Visualcom;

          (iii) Visualcom takes the termination action specified in Section 2.11 as a result of Fusion Schedules or updates thereto which Visualcom finds unacceptable;

          (iv) on or before November 10, 2000, Visualcom notifies Fusion that Visualcom's investigation pursuant to Section 4.01 below has uncovered information which it finds unacceptable by the same criteria set forth in
     Section 2.11; or

          (v) Fusion shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of Fusion contained herein shall be inaccurate in any material respect, where such noncompliance or inaccuracy has not been cured within ten (10) days after written notice thereof.

If this Agreement is terminated pursuant to this paragraph (c) of Section 3.07, this Agreement shall be of no further force or effect, and no obligation, right or liability shall arise hereunder, except that Fusion shall bear its own costs as well as the reasonable costs of Visualcom and its principal shareholders incurred in connection with the negotiation, preparation and execution of this Agreement.

                                   ARTICLE IV

                                SPECIAL COVENANTS

     Section 4.01 Access to Properties and Records. Fusion and Visualcom will each afford to the officers and authorized representatives of the other full access to the properties, books and records of Fusion or Visualcom, as the case may be, in order that each may have a full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other, and each will furnish the other with such additional financial and operating data and other information as to the business and properties of Fusion or Visualcom, as the case may be, as the other shall from time to time reasonably request. Without limiting the foregoing, as soon as practicable after the end of each fiscal quarter (and in any event through the last fiscal quarter prior to the Closing Date), each party shall provide the other with quarterly internally prepared and unaudited financial statements.

     Section 4.02 Delivery of Books and Records. At the Closing, Visualcom shall deliver to Fusion the originals of the corporate minute books, books of account, contracts, records, and all other books or documents of Visualcom now in the possession of Visualcom or its representatives.

     Section 4.03 Third Party Consents and Certificates. Fusion and Visualcom agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.

     Section 4.04 Consent of Visualcom Shareholders. Visualcom shall (a) call a meeting of its shareholders, or secure the written consent of shareholders, for the purpose of voting on and approving the Plan of Exchange and (b) use its best efforts to obtain the vote or consent of all Visualcom Common Shareholders and Visualcom Preferred Shareholders to approve this Plan of Exchange.

     Section 4.05 Escrow; Earn-Out. On Closing, Fusion and Visualcom shall execute an escrow agreement in the form attached hereto as Exhibit B (the "Escrow Agreement") pursuant to which Fusion shall deliver the Escrow Shares and the Escrow Warrants to a mutually agreeable escrow agent (the "Escrow Agent") to be held and released upon satisfaction of certain revenue criteria (the "Earn-Out") and subject to satisfaction of certain other criteria set out in the Escrow Agreement.

     Section 4.06 Exclusive Dealing Rights. Until 5:00 P.M. Miami Time on December 31, 2000, in recognition of the substantial time and effort which Fusion has spent and will continue to spend in investigating Visualcom and its business and in addressing the matters related to the transactions contemplated herein, each of which may preempt or delay other management activities, neither Visualcom, nor any of its officers, employees, representatives or agents will directly or indirectly solicit or initiate any discussions or negotiations with, or, except where required by fiduciary obligations under applicable law as advised by counsel, participate in any negotiations with or provide any information to or otherwise cooperate in any other way with, or facilitate or encourage any effort or attempt by, any corporation, partnership, person or other entity or group (other than Fusion and its directors, officers, employees, representatives and agents) concerning any merger, sale of substantial assets, sale of shares of capital stock, (including without limitation, any public or private offering of the common stock of Visualcom) or similar transactions involving Visualcom (all such transactions being referred to as "Visualcom Acquisition Transactions"). If Visualcom receives any proposal with respect to a Visualcom Acquisition Transaction, it will immediately communicate to Fusion the fact that it has received such proposal and the principal terms thereof.

     Section 4.07 Actions Prior to Closing.

          (a) From and after the date of this Agreement until the Closing Date and except as set forth in the Fusion Schedules or Visualcom Schedules or as permitted or contemplated by this Agreement, Visualcom will:

               (i) carry on its business in substantially the same manner as it has heretofore;

               (ii) maintain and keep its properties in states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty;

               (iii) maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it;

               (iv) perform in all material respects all of its obligations under material contracts, leases, and instruments relating to or affecting its assets, properties, and business;

               (v) use its best efforts to maintain and preserve its business organization intact, to retain its key employees, and to maintain its relationship with its material suppliers and customers; and

               (vi) fully comply with and perform in all material respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations, and orders imposed by federal or state governmental authorities.

          (b) From and after the date of this Agreement until the Closing Date and except as permitted or contemplated by this Agreement, neither Fusion nor Visualcom will:

          (i) make any changes in their articles or certificate of incorporation or bylaws;

          (ii) take any action described in Section 1.07 in the case of Visualcom, or in Section 2.04, in the case of Fusion (all except as permitted therein or as disclosed in the applicable party's schedules);

          (iii) enter into or amend any contract, agreement, or other instrument of any of the types described in such party's schedules, except that a party may enter into or amend any contract, agreement, or other instrument in the ordinary course of business involving the sale of goods or services; or

          (iv) sell any assets or discontinue any operations, sell any shares of capital stock (other than as contemplated herein) or conduct any similar transactions other than in the ordinary course of business.

     (c) In light of the fact that Fusion will control Visualcom as a result of the Exchange, from and after the date of this Agreement until the Closing Date, Visualcom shall take no action which is material to its business without the prior written approval of Fusion, which Fusion may give or withhold in its sole discretion after consultation with Visualcom.

     Section 4.08 Delivery of Audited Financial Statements. Not later than forty-five (45) days after the Closing Date, Visualcom shall deliver to Fusion audited financial statements as of and for the year ended December 31, 1999.

     Section 4.09 Assumption of Guarantees. All personal guarantees given by Andre Vanyi-Robin on Visualcom contracts, including Visualcom leasing contracts, will be assumed by Fusion.

     Section 4.10 Employment Relationships. (a) Fusion will insure Visualcom employees continuity of employment by keeping all Visualcom existing employees for a minimum period of two (2) months after the Closing Date, without making any change in their respective employment terms. (b) The officers of Visualcom shall, on or before the Closing Date, enter into employment agreements with Visualcom, or, at the option of Fusion, with Fusion, on terms acceptable to Fusion for a term of not less than two (2) years.

                                    ARTICLE V

                  CONDITIONS PRECEDENT TO OBLIGATIONS OF FUSION

     The obligations of Fusion under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

     Section 5.01 Accuracy of Representations and Performance of Covenants. The representations and warranties made by Visualcom in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement). Visualcom shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by Visualcom prior to or at the Closing. Fusion shall be furnished with a certificate, signed by a duly authorized executive officer of Visualcom and dated the Closing Date, to the foregoing effect.

     Section 5.02 Officer's Certificate. Fusion shall have been furnished with a certificate dated the Closing Date and signed by a duly authorized officer of Visualcom to the effect that no litigation, proceeding, investigation, or inquiry is pending, or to the best knowledge of Visualcom threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement, or, to the extent not disclosed in the Visualcom Schedules, by or against Visualcom, which might result in any material adverse change in any of the assets, properties, business, or operations of Visualcom.

     Section 5.03 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any change in the financial condition, business, or operations of Visualcom nor shall any event have occurred which, with the lapse of time or the giving of notice, is determined to be unacceptable using the criteria set forth in Section 1.19.

     Section 5.04 Good Standing. Fusion shall have received a certificate of good standing from the State of Florida, dated as of a date within ten days prior to the Closing Date certifying that Visualcom is in good standing as a corporation in the State of Florida.

     Section 5.05 Approval by Visualcom Shareholders. The Exchange shall have been approved, and shares delivered in accordance with Section 3.03, by the holders of one hundred percent (100%) of the outstanding Preferred Stock of Visualcom and by the holders of not less than seventy percent (70%) of the outstanding common stock of Visualcom, unless a lesser number is agreed to by Fusion, all of which shareholders shall have certified that they meet the definition of "accredited investors" under the Securities Act; and the number of shares of common stock of Visualcom held by Dissenting Shareholders shall not exceed five percent (5%) of the outstanding shares of Visualcom common stock on the Closing Date.

     Section 5.06 No Governmental Prohibition. No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated hereby.

     Section 5.07 Consents. All consents, approvals, waivers or amendments pursuant to all contracts, licenses, permits, trademarks and other intangibles in connection with the transactions contemplated herein, or for the continued operation of Fusion and Visualcom after the Closing Date on the basis as presently operated shall have been obtained.

     Section 5.08 Other Items.

     (a) Fusion shall have received a list of Visualcom's shareholders containing the name, address, and number of shares held by each Visualcom Common Shareholder and each Visualcom Preferred Shareholder as of the date of Closing, certified by an executive officer of Visualcom as being true, complete and accurate; and

     (b)  Fusion  shall  have   received  such  further   opinions,   documents,
     certificates or instruments relating to the transactions contemplated hereby as Fusion may reasonably request.

                                   ARTICLE VI

                CONDITIONS PRECEDENT TO OBLIGATIONS OF VISUALCOM
                         AND THE VISUALCOM SHAREHOLDERS

     The obligations of Visualcom and the Visualcom Common Shareholders and the Visualcom Preferred Shareholders under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

     Section 6.01 Accuracy of Representations and Performance of Covenants. The representations and warranties made by Fusion in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date. Additionally, Fusion shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by Fusion. Visualcom shall have been furnished with certificates, signed by duly authorized executive officers of Fusion and dated the Closing Date, to the foregoing effect.

     Section 6.02 Officer's Certificate. Visualcom shall have been furnished with certificates dated the Closing Date and signed by duly authorized executive officers of Fusion, to the effect that no litigation, proceeding, investigation or inquiry is pending, or to the best knowledge of Fusion threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement or, to the extent not disclosed in the Fusion Schedules, by or against Fusion, which might result in any material adverse change in any of the assets, properties or operations of Fusion.

     Section 6.03 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any change in the financial condition, business or operations of Fusion nor shall any event have occurred which, with the lapse of time or the giving of notice, is determined to be unacceptable using the criteria set forth in Section 2.11.

     Section 6.04 No Governmental Prohibition. No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated hereby.

     Section 6.05 Consents. All consents, approvals, waivers or amendments pursuant to all contracts, licenses, permits, trademarks and other intangibles in connection with the transactions contemplated herein, or for the continued operation of Fusion and Visualcom after the Closing Date on the basis as presently operated shall have been obtained.

     Section 6.06 Other Items.  Visualcom shall have received further  opinions,
documents,   certificates,   or   instruments   relating  to  the   transactions
contemplated hereby as Visualcom may reasonably request.

                                   ARTICLE VII

                                  MISCELLANEOUS

     Section 7.01 Brokers. Fusion and Visualcom agree that, except as set out on
Schedule 7.01 attached hereto, there were no finders or brokers involved in bringing the parties together or who were instrumental in the negotiation, execution or consummation of this Agreement. Fusion and Visualcom each agree to indemnify the other against any claim by any third person other than those described above for any commission, brokerage, or finder's fee arising from the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third person, whether express or implied from the actions of the indemnifying party.

     Section 7.02 Governing Law. This Agreement shall be governed by, enforced, and construed under and in accordance with the laws of the United States of America and, with respect to the matters of state law, with the laws of the State of Florida, without giving effect to principles of conflicts of law thereunder. Each of the parties (a) irrevocably consents and agrees that any legal or equitable action or proceedings arising under or in connection with this Agreement shall be brought exclusively in the federal courts of the United States, and (b) by execution and delivery of this Agreement, irrevocably submits to and accepts, with respect to any such action or proceeding, generally and unconditionally, the jurisdiction of the United States District Court in Miami, Florida, and irrevocably waives any and all rights such party may now or hereafter have to object to such jurisdiction.

     Section 7.03 Notices. Any notice or other communications required or permitted hereunder shall be in writing and shall be sufficiently given if personally delivered to it or sent by telecopy, overnight courier or registered mail or certified mail, postage prepaid, addressed as follows:

               If to Fusion, to:    Fusion Networks Holdings, Inc.
                                    8115 N.W. 29th Street
                                    Miami, Florida 33122
                                    Attn: Gary Goldfarb, Chief Executive Officer


               With copies to:      Vanderkam & Sanders
                                    440 Louisiana Street, Suite 475
                                    Houston, Texas 77002
                                    Attn: Michael Sanders, Esq.

               If to Visualcom, to: Visualcom, Inc.
                                    1001 Brickell Bay Dr., Suite 1520
                                    Miami, Florida 33131
                                    Attn: Andre L. Vanyi-Robin

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given (i) upon receipt, if personally delivered, (ii) on the day after dispatch, if sent by overnight courier, (iii) upon dispatch, if transmitted by telecopy and receipt is confirmed by telephone and (iv) three (3) days after mailing, if sent by registered or certified mail.

     Section 7.04 Attorney's Fees. In the event that either party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the prevailing party shall be reimbursed by the losing party for all costs, including reasonable attorney's fees, incurred in connection therewith and in enforcing or collecting any judgement rendered therein.

     Section 7.05 Confidentiality. Each party hereto agrees with the other that, unless and until the transactions contemplated by this Agreement have been consummated, it and its representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others, except (i) to the extent such data or information is published, is a matter of public knowledge, or is required by law to be published; or (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement. In the event of the termination of this Agreement, each party shall return to the other party all documents and other materials obtained by it or on its behalf and shall destroy all copies, digests, work papers, abstracts or other materials relating thereto, and each party will continue to comply with the confidentiality provisions set forth herein.

     Section  7.06  Public   Announcements  and  Filings.   Unless  required  by
applicable law or regulatory authority, none of the parties will issue any report, statement or press release to the general public, to the trade, to the general trade or trade press, or to any third party (other than its advisors and representatives in connection with the transactions contemplated hereby) or file any document, relating to this Agreement and the transactions contemplated hereby, except as may be mutually agreed by the parties. Copies of any such filings, public announcements or disclosures, including any announcements or disclosures mandated by law or regulatory authorities, shall be delivered to each party at least one (1) business day prior to the release thereof.

     Section 7.07 Schedules; Knowledge. Each party is presumed to have full knowledge of all information set forth in the other party's schedules delivered pursuant to this Agreement.

     Section 7.08 Third Party Beneficiaries. This contract is strictly between Fusion and Visualcom, and, except as specifically provided, no director, officer, stockholder (other than the Visualcom Common Shareholders and Visualcom Preferred Shareholders), employee, agent, independent contractor or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

     Section 7.09 Expenses. Subject to Sections 3.05 and 7.04 above, whether or not the Exchange is consummated, each of Fusion and Visualcom will bear their own respective expenses, including legal, accounting and professional fees, incurred in connection with the Exchange or any of the other transactions contemplated hereby.

     Section 7.10 Entire Agreement. This Agreement represents the entire agreement between the parties relating to the subject matter thereof and supersedes all prior agreements, understandings and negotiations, written or oral, with respect to such subject matter.

     Section 7.11 Survival; Termination. The representations, warranties, and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for a period of two years.

     Section 7.12 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

     Section 7.13 Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may by amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

     Section 7.14 Best Efforts. Subject to the terms and conditions herein provided, each party shall use its best efforts to perform or fulfill all conditions and obligations to be performed or fulfilled by it under this Agreement so that the transactions contemplated hereby shall be consummated as soon as practicable. Each party also agrees that it shall use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective this Agreement and the transactions contemplated herein.

     IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first-above written.

ATTEST:                                       FUSION NETWORKS HOLDINGS, INC.


                                             BY:
--------------------------------                -----------------------------
Secretary or Assistant Secretary                   President


ATTEST:                                       VISUALCOM, INC.


                                             BY:
--------------------------------               -------------------------------
Secretary or Assistant Secretary                   President